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                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption
"Experts" in the Prospectus, which is incorporated by reference, and to the use of our report dated November 22, 1995, included in this Annual Report (Form 10-K), for the fiscal year ended October
31, 1995, of UST Private Equity Investors Fund, Inc.



                                   ERNST & YOUNG LLP


New York, New York
January 26, 1996